Exhibit 99.1

IN THE UNITED STATES DISTRICT COURT
FOR THE SOUTHERN DISTRICT OF NEW YORK

Bureau of Consumer Financial Protection
and the People of the State of New York,
by Letitia James, Attorney General for the	Case No.
State of New York,
STIPULATED FINAL
Plaintiffs,	JUDGMENT AND ORDER

v.

Sterling Jewelers Inc.,

Defendant.

Plaintiffs, the Bureau of Consumer Financial Protection (“Bureau”) and the People of the State of New York (“State of New York”), commenced this civil action on January 16, 2019 to obtain injunctive and monetary relief and civil penalties from Sterling Jewelers Inc. The Complaint alleges violations of §§ 1031, 1036(a)(1), 1054, and 1055 of the Consumer Financial Protection Act of 2010 (“CFPA”), 12 U.S.C. §§ 5531, 5536(a)(1), 5564, 5565, the Truth in Lending Act (“TILA”), 15 U.S.C. § 1601 et seq., its implementing regulation, Regulation Z, 12 C.F.R. part 1026, and New York Executive Law § 63(12) (“Exec. Law”) and New York General Business Law (“GBL”) § 349, in connection with Defendant’s in-store credit-financing practices, including (1) submitting credit applications for consumers and causing credit cards to be issued without consumers’ knowledge or consent; (2) misrepresenting credit-financing terms and conditions; and (3) enrolling consumers in payment-protection insurance without their knowledge or consent.

Plaintiffs and Defendant agree to entry of this Stipulated Final Judgment and Order (“Order”), without adjudication of any issue of fact or law, to settle and resolve all matters in dispute arising from the conduct alleged in this action.

FINDINGS

1.           This Court has jurisdiction over the parties and the subject matter of this action pursuant to 12 U.S.C. § 5565(a)(1) and 28 U.S.C. §§ 1331, 1345, and 1367(a).

2.           This Court has jurisdiction over the State of New York’s state-law claims because they are so related to the federal claims that they form part of the same case or controversy. 28 U.S.C. § 1367(a).

3.           Venue in the Southern District of New York is proper under 28 U.S.C. § 1391(b) and (c) and 12 U.S.C. § 5564(f).

4.           Defendant neither admits nor denies any allegations in the Complaint, except as specified in this Order. For purposes of this Order, Defendant admits the facts necessary to establish the Court’s jurisdiction over it and the subject matter of this action.

5.           Defendant waives all rights to seek judicial review or otherwise challenge or contest the validity of this Order and any claim it may have under the Equal Access to Justice Act, 28 U.S.C. § 2412, concerning the prosecution of this action to the date of this Order. Each Party agrees to bear its own costs and expenses, including, without limitation, attorneys’ fees.

6.           Entry of this Order is in the public interest.

DEFINITIONS

7.           The following definitions apply to this Order:

a.	“Board” means Defendant’s duly-elected and acting Board of Directors.

b.	“Clearly and prominently” means:

i.
in textual communications (e.g., printed publications or words displayed on the screen of an electronic device), the disclosure must be of a type size and location sufficiently noticeable for an ordinary consumer to read and comprehend it, in print that contrasts with the background on which it appears;

ii.
in communications disseminated orally or through audible means (e.g., radio or streaming audio), the disclosure must be delivered in a volume and cadence sufficient for an ordinary consumer to hear and comprehend it;

iii.
in communications disseminated through video means (e.g., television or streaming video), the disclosure must be in writing in a form consistent with subsection (i), and must appear on the screen for a duration sufficient for an ordinary consumer to read and comprehend it;

iv.	in communications made through interactive media such as the internet, online services, and software, the disclosure must be unavoidable and presented in a form consistent with subsection (i);

v.	in communications that contain both audio and visual portions, the disclosure must be presented simultaneously in both the audio and visual portions of the communication; and

vi.
in all instances, the disclosure must be presented before the consumer incurs any financial obligation, in an understandable language and syntax, and with nothing contrary to, inconsistent with, or in mitigation of the disclosures used in any communication with the consumer.

c.	“Defendant” means Sterling Jewelers Inc. and its successors and assigns.

d.	“Effective Date” means the date on which the Order is entered on the docket.

e.	“Enforcement Director” means the Assistant Director of the Office of Enforcement for the Bureau of Consumer Financial Protection, or his or her delegee.

f.
“Payment-Protection Insurance” means the optional credit-insurance offered to Sterling credit customers to help them make their monthly payments in the event of death, disability, loss of property due to burglary or perils, or loss of work.

g.
“Related Consumer Action” means a private action by or on behalf of one or more consumers or an enforcement action by another governmental agency brought against Defendant based on substantially the same facts as described in the Complaint.

ORDER

CONDUCT RELIEF

I. Prohibition on Deceptive Practices

IT IS ORDERED that:

8.           Defendant and its officers, agents, servants, employees, and attorneys, and all other persons in active concert or participation with them who have actual notice of this Order, whether acting directly or indirectly, in connection with the marketing, advertising, promoting, offering or originating of any credit card, may not misrepresent, or assist others in misrepresenting, expressly or impliedly:

a.	the reasons for requesting consumers’ personal information;

b.	the fact that consumers’ information is being used to complete a credit-card application;

c.	that completing a credit-card application results in credit-card approval or denial;

d.	the applicable financing terms, including the interest rate, monthly payment amount, and eligibility for promotional financing; or

e.	the impact of conducting a hard credit inquiry on a consumer’s credit report or credit score.

II. Prohibition on Unauthorized Issuance of a Credit Card

IT IS FURTHER ORDERED that:

9.           Defendant and its officers, agents, servants, employees, and attorneys, and all other persons in active concert or participation with them who have actual notice of this Order, whether acting directly or indirectly, in connection with the marketing, advertising, promoting, offering or originating of any credit card, are hereby permanently restrained and enjoined from issuing credit cards to consumers without their knowledge or consent, and from misrepresenting the purpose of any form or request for personal consumer-identification data.

III. Prohibitions Regarding Payment-Protection Insurance Enrollment

IT IS FURTHER ORDERED that:

10.         Defendant and its officers, agents, servants, employees, and attorneys, and all other persons in active concert or participation with them who have actual notice of this Order, whether acting directly or indirectly, may not, knowingly or recklessly:

a.	fail to disclose clearly and prominently to consumers that they are enrolling in an optional Payment-Protection Insurance product;

b.	fail to disclose to consumers that their selection or signature on the PIN-pad, tablet, or other form or device will result in their enrollment in Payment-Protection Insurance; or

c.	fail to disclose the applicable terms of Payment-Protection Insurance.

IV. Policies and Procedures

IT IS FURTHER ORDERED that:

11.         Defendant and its officers, agents, servants, employees, and attorneys, and all other persons in active concert or participation with them who have actual notice of this Order, whether acting directly or indirectly, must maintain policies and procedures related to sales of credit cards and any related add-on products, such as Payment-Protection Insurance, that are reasonably designed to ensure consumer consent is obtained before any such product is sold or issued to a consumer. Such policies and procedures must include provisions for capturing and retaining consumer signatures and other evidence of consent for such products and services.

MONETARY PROVISIONS

V. Order to Pay Civil Money Penalty to the Bureau on Federal Claims

IT IS FURTHER ORDERED that:

12.         Under § 1055(c) of the CFPA, 12 U.S.C. § 5565(c), by reason of the violations of law alleged in the Complaint and continuing until the Effective Date, and taking into account the factors in 12 U.S.C. § 5565(c)(3), Defendant must pay a civil money penalty of $10 million to the Bureau.

13.         Within 10 days of the Effective Date, Defendant must pay the civil money penalty by wire transfer to the Bureau or to the Bureau’s agent in compliance with the Bureau’s wiring instructions.

14.         The civil money penalty paid under this section of the Order will be deposited in the Civil Penalty Fund of the Bureau as required by § 1017(d) of the CFPA, 12 U.S.C. § 5497(d).

15.         Defendant must treat the civil money penalty paid under this Order as a penalty paid to the government for all purposes. Regardless of how the Bureau ultimately uses those funds, Defendant may not:

a.	claim, assert, or apply for a tax deduction, tax credit, or any other tax benefit for any civil money penalty paid under this Order; or

b.
seek or accept, directly or indirectly, reimbursement or indemnification from any source, including but not limited to payment made under any insurance policy, with regard to any civil money penalty paid under this Order.

VI. Order to Pay Civil Money Penalty to the State of New York

16.         Defendant must pay a civil money penalty of $1 million to the State of New York.

17.         Within 10 days of the Effective Date, Defendant must pay the civil money penalty to the State of New York via wire transfer, payable to the “State of New York,” which will reference this Order and will be addressed to the attention of Carolyn Fast, Office of the Attorney General, Bureau of Consumer Frauds and Protection, 28 Liberty Street, New York, NY 10005.

18.         Defendant must treat the civil money penalty paid to the State of New York under this Order as a penalty paid to the government for all purposes. Regardless of how the State of New York ultimately uses those funds, Defendant may not:

a.	claim, assert, or apply for a tax deduction, tax credit, or any other tax benefit for any civil money penalty paid under this Order; or

b.
seek or accept, directly or indirectly, reimbursement or indemnification from any source, including but not limited to payment made under any insurance policy, with regard to any civil money penalty paid to the State of New York under this Order.

VII. Additional Monetary Provisions

IT IS FURTHER ORDERED that:

19.         In the event of any default on Defendant’s obligations to make payment under this Order, interest, computed under 28 U.S.C. § 1961, as amended, will accrue on any outstanding amounts not paid from the date of default to the date of payment, and will immediately become due and payable.

20.         Defendant must relinquish all dominion, control, and title to the funds paid under this Order to the fullest extent permitted by law and no part of the funds may be returned to Defendant.

21.         Under 31 U.S.C. § 7701, Defendant, unless it already has done so, must furnish to the Bureau and the State of New York its taxpayer identifying numbers, which may be used for purposes of collecting and reporting on any delinquent amount arising out of this Order.

22.         Within 30 days of the entry of a final judgment, order, or settlement in a Related Consumer Action, Defendant must notify the Enforcement Director and the State of New York of the final judgment, order, or settlement in writing. That notification must indicate the amount of redress, if any, that Defendant paid or is required to pay to consumers and describe the consumers or classes of consumers to whom that redress has been or will be paid.

23.         To preserve the deterrent effect of the civil money penalty in any Related Consumer Action, Defendant may not argue that Defendant is entitled to, nor may Defendant benefit by, any offset or reduction of any monetary remedies imposed in the Related Consumer Action because of the civil money penalty paid in this action. If the court in any Related Consumer Action offsets or otherwise reduces the amount of compensatory monetary remedies imposed against Defendant based on the civil money penalty paid in this action or based on any payment that the Bureau makes from the Civil Penalty Fund, Defendant must, within 30 days after entry of a final order granting such offset or reduction, notify the Bureau and pay the amount of the offset or reduction to the U.S. Treasury. Such a payment will not be considered an additional civil money penalty and will not change the amount of the civil money penalty imposed in this action.

COMPLIANCE PROVISIONS

VIII. Reporting Requirements

IT IS FURTHER ORDERED that:

24.         Defendant must notify the Bureau and the State of New York of any development that may affect compliance obligations arising under this Order, including but not limited to, a dissolution, assignment, sale, merger, or other action that would result in the emergence of a successor company; the creation or dissolution of a subsidiary, parent, or affiliate that engages in any acts or practices subject to this Order; the filing of any bankruptcy or insolvency proceeding by or against Defendant; or a change in Defendant’s name or address. Defendant must provide this notice at least 30 days before the development or as soon as practicable after the learning about the development, whichever is sooner.

25.         Within 7 days of the Effective Date, Defendant must:

a.	designate at least one telephone number and email, physical, and postal address as points of contact, which the Bureau and the State of New York may use to communicate with Defendant;

b.
identify all businesses for which Defendant is the majority owner, or that Defendant directly or indirectly controls, by all of their names, telephone numbers, and physical, postal, email, and Internet addresses; and

c.	describe the activities of each such business, including the products and services offered, and the means of advertising, marketing, and sales.

26.         Defendant must report any change in the information required to be submitted under Paragraph 24 at least 30 days before the change or as soon as practicable after the learning about the change, whichever is sooner.

27.         Within 90 days of the Effective Date, Defendant must submit to the Enforcement Director and the State of New York an accurate written compliance progress report sworn to under penalty of perjury, which, at a minimum:

a.	lists each applicable paragraph and subparagraph of the Order and describes in detail the manner and form in which Defendant has complied with each such paragraph and subparagraph of this Order; and

b.	attaches a copy of each order acknowledgment obtained under Section IX, unless previously submitted to the Plaintiffs.

IX. Order Distribution and Acknowledgment

IT IS FURTHER ORDERED that:

28.         Within 7 days of the Effective Date, Defendant must submit to the Enforcement Director an acknowledgment of receipt of this Order, sworn under penalty of perjury.

29.         Within 30 days of the Effective Date, Defendant must deliver a copy of this Order to each of its board members and executive officers, as well as to any managers, employees, service providers, or other agents and representatives who have responsibilities related to the subject matter of the Order.

30.         For 5 years from the Effective Date, Defendant must deliver a copy of this Order to any business entity resulting from any change in structure referred to in Section VIII, any future board members and executive officers, as well as to any managers, employees, service providers, or other agents and representatives who will have responsibilities related to the subject matter of the Order before they assume their responsibilities.

31.         Defendant must secure a signed and dated statement acknowledging receipt of a copy of this Order, ensuring that any electronic signatures comply with the requirements of the E-Sign Act, 15 U.S.C. § 7001 et seq., within 30 days of delivery, from all persons receiving a copy of this Order under this Section.

X. Recordkeeping

IT IS FURTHER ORDERED that:

32.         Defendant must create, for at least 5 years from the Effective Date, the following business records:

a.
all documents and records necessary to demonstrate full compliance with each provision of this Order, including consumer consent for credit-card applications, financing terms and conditions, and any optional credit-insurance products, in addition to all submissions to the Bureau; and

b.
copies of all sales scripts; training materials; advertisements; websites; PIN-pad and tablet credit disclosures, and other marketing materials relating to the subject of this Order; and including any such materials used by a third party on behalf of Defendant.

33.         Defendant must retain the documents identified in Paragraph 32 for at least 5 years after creation.

34.         Defendant must make the documents identified in Paragraph 32 available to the Bureau or the State of New York upon request.

XI. Notices

IT IS FURTHER ORDERED that:

35.         Unless otherwise directed in writing by the Bureau, Defendant must provide all submissions, requests, communications, or other documents relating to this Order in writing, with the subject line, “In re Sterling Jewelers Inc., ENF Matter No. 2016-1806-02,” and send them by overnight courier or first-class mail to the below addresses and contemporaneously by email to Enforcement_Compliance@cfpb.gov:

Assistant Director for Enforcement
Bureau of Consumer Financial Protection
ATTENTION: Office of Enforcement
1700 G Street, N.W.
Washington D.C. 20552

The People of the State of New York, by Letitia James,
Attorney General for the State of New York
ATTENTION: Carolyn Fast, Consumer Frauds and Protection Bureau
28 Liberty St.
New York, N.Y. 10005

XII. Compliance Monitoring

IT IS FURTHER ORDERED that, to monitor Defendant’s compliance with this Order:

36.         Within 14 days of receipt of a written request from the Bureau or the State of New York, Defendant must submit requested non-privileged information related to requirements of this Order, which must be sworn under penalty of perjury; provide sworn testimony related to requirements of this Order and Defendant’s compliance with those requirements; or produce non-privileged documents related to requirements of this Order and Defendant’s compliance with those requirements.

37.         Defendant must permit Bureau or State of New York representatives to interview about the requirements of this Order and Defendant’s compliance with those requirements any employee or other person affiliated with Defendant who has agreed to such an interview. The person interviewed may have counsel present.

38.         Nothing in this Order will limit the Bureau’s lawful use of compulsory process, under 12 C.F.R. § 1080.6 or the State of New York’s use of its subpoena power under Exec. Law § 63(12) or GBL § 349.

XIII. Miscellaneous

IT IS FURTHER ORDERED that:

39.         The Bureau and the State of New York release and discharge Defendant from all potential liability for law violations that the Bureau and the State of New York have or might have asserted based on the practices described in the Complaint and Order, to the extent such practices occurred before the Effective Date and the Bureau or the State of New York knows about them as of the Effective Date. The Bureau or the State of New York may use the practices described in this Order in future enforcement actions against Defendant and its affiliates, including, without limitation, to establish a pattern or practice of violations or the continuation of a pattern or practice of violations or to calculate the amount of any penalty. This release does not preclude or affect any right of the Bureau or the State of New York to determine and ensure compliance with the Order, or to seek penalties for any violations of the Order.

40.         If any clause, provision, or section of this Order shall, for any reason, be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other clause, provision, or section of this Order and this Order shall be construed and enforced as if such invalid, illegal, or unenforceable clause, provision, or section had not been contained herein.

41.         Nothing contained herein shall be construed as to deprive any person of any private right under the law.

XIV. Retention of Jurisdiction

IT IS FURTHER ORDERED that:

42.         The Court will retain jurisdiction of this matter for the purpose of enforcing this Order.

XV. Service

IT IS FURTHER ORDERED that:

43.         This Order may be served upon Defendant by electronic mail, certified mail, or United Parcel Service, either by the United States Marshal, the Clerk of the Court, or any representative or agent of the Bureau or the State of New York.

IT IS SO ORDERED.

DATED this ___ day of ______________, 2019.

United States District Court Judge